UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

Majestic Capital, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-32705	98-0521707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box HM 2062, Hamilton HM HX, Bermuda
(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 295-6689

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Information.

On April 14, 2011, Majestic Capital, Ltd. (Majestic Capital) issued a press release announcing that it would not be able to timely file its annual report of SEC Form 10-K for the year ended December 31, 2010 within the 15 day extended period afforded to it pursuant to the Notification of Late Filing on SEC Form 12b-25 that it filed with the SEC on March 31, 2011.

Majestic Capital is furnishing Exhibit 99.1 to this Current Report in accordance with Item 8.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibits

99.1           Press Release dated April 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESTIC CAPITAL, INC. (Registrant)

Date: April 14, 2011	By:	/s/ James J. Scardino
James J. Scardino, Chief Executive Officer

Exhibit Index

99.1           Press Release dated April 14, 2011